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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) TOTAL
                       RETURN FUND
                       ANNUAL REPORT o SEPTEMBER 30, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 47 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 31
Notes to Financial Statements ............................................. 38
Independent Auditors' Report .............................................. 45
Trustees and Officers ..................................................... 49

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September
11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 -1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom- up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David M. Calabro]
     David M. Calabro

For the 12 months ended September 30, 2001, Class A shares of the fund provided a total return of -0.10%, Class B shares -0.67%, Class C shares -0.68%, and Class I shares 0.25%. These returns assume the reinvestment of dividends and capital gains distributions but exclude the effects of any sales charges and compare to returns over the same period for the following fund benchmarks:
-26.62% for the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance; 12.95% for the Lehman Brothers Aggregate Bond Index, an unmanaged index composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). During the same period, the average balanced fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -11.76%.

Q. STOCKS ARE DOWN SIGNIFICANTLY THIS PAST YEAR. HAVE YOU FOUND ATTRACTIVE VALUES IN THIS ENVIRONMENT?

A. Unfortunately, the reason that stocks were down so dramatically this year is because earnings and earnings prospects for most companies have been down substantially. Therefore, we don't think we've reached a point of significant undervaluation in the marketplace. We would argue that equities are fairly valued and have offered the opportunity for returns in the range of long-term historical averages. On the other hand, we feel equities are clearly more attractively priced than they were one or two years ago, and we have found opportunities in a wide range of industries.

Q.  WHERE HAVE YOU FOUND OPPORTUNITIES?

A. Our largest concentration were in banks, with Citigroup, Bank of America, and FleetBoston as our top three positions in the group. We see Citigroup as a reasonably priced, diversified way to take part in a future rebound in the capital markets. FleetBoston and Bank of America we think are attractively valued with strong balance sheets and compelling dividend yields. Our second largest concentration was in utilities and communications at approximately 17% of the portfolio's investments. Our largest exposure here was in telephone services, with Sprint and AT&T as two of our largest positions. We've opted for more exposure to long distance because we see more attractive valuations and a more promising outlook. We've also increased our weighting in consumer staples, adding to Gillette and Procter & Gamble. Both names are restructuring stories, with new managements focused on improving operating and capital discipline; goals that we feel are reasonable and achievable.

Q.  HOW DO YOU CONSTRUCT THE MIX BETWEEN EQUITIES AND BONDS?

A. Over the year, our asset allocation strategy has remained consistent with approximately 55% to 60% of the portfolio in stocks and the rest in fixed-income securities. At the end of the period, equities represented approximately 55% of the portfolio's assets, while 45% of the portfolio was invested in bonds, short-term securities, and money market instruments. We have traditionally taken this disciplined approach toward managing the portfolio because we believe it offers investors the ability to pursue growth while also helping to reduce risk and volatility through broad diversification across different asset classes.

Q. HAVE THE FEDERAL RESERVE BOARD'S (THE FED'S) DRAMATIC INTEREST RATE CUTS HAD AN EFFECT ON THE FUND?

A. Yes they have. As the Fed has lowered interest rates an unprecedented 10 times in an effort to stimulate economic growth, we've also seen a dramatic reduction in yields in the fixed-income market. As a result, we anticipate the dividend on the fund to be lower in the months ahead.

Q. WHAT KINDS OF THINGS ARE YOU LOOKING FOR IN A COMPANY, GIVEN THIS DIFFICULT ENVIRONMENT?

A. We generally invest in large-capitalization value stocks. Our focus is on companies with discounted valuations that have strong franchises and solid managements as well as excellent prospects for cash and earnings growth. Over the long term, we believe these are the types of companies that could benefit the portfolio's performance through all kinds of market environments. Since the second quarter of 2000, we've seen how our conservative value-oriented approach and our focus on businesses that we believe offer reliable cash flows, predictable earnings, and reasonable valuations, have benefited performance.

Q.  DOES THE PORTFOLIO'S VALUE ORIENTATION EXTEND TO ITS FIXED-INCOME SIDE?

A. Yes. Over the past several years we have continued to have a focus on high-quality corporate bonds in the portfolio. Importantly, we have put little emphasis on lower-rated, high-yield bonds, which has led to a general upgrade in the quality of the bond portfolio. Our primary objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries.

Q.  WHICH HOLDINGS HELPED PERFORMANCE DURING THE PERIOD?

A. Our bond portfolio provided a significant boost to performance as investors ran for protection from the sharp selloff in the equity market. On the equity side, only companies that were viewed as defensive holdings with strong balance sheets and reliable cash flow posted positive results during the period. Holdings such as HCA Health Care, PepsiCo, and Abbott Laboratories were among the few to boost performance during the past year.

Q.  WHICH STOCKS TURNED OUT TO BE DISAPPOINTMENTS?

A. Our significant exposure to oil and natural gas stocks posted weak results during the period. Despite the poor performance, we continued to believe that natural gas pricing will rebound from its current demand-driven doldrums. Similarly, in spite of the frenetic drilling activity in the United States earlier this year, the supply of gas has barely budged, and this leaves us confident about the long-term outlook. We're also confident in the outlook for oil, despite weakness in recent months. Oil prices have remained at levels that we believe can lead to strong cash flows and continued healthy drilling levels for the major integrated oil companies, which should support stock prices in the oil services group.

Q.  WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. As far as the economy is concerned, the outlook is a bit cloudy right now. Following the tragedy of September 11 it seems that the consumer has slowed down spending, and we haven't seen any signs of a pickup in capital spending. Until evidence of a recovery in corporate earnings becomes more compelling, we're likely to maintain our defensive investment strategy. That said, we are beginning to concentrate on companies that could benefit once the economy begins to turn around.

    We think significant holdings in companies such as Viacom and Deere & Co. illustrate our conservative approach to stockpicking, our emphasis on high-quality companies with improving business fundamentals, and our confidence in the long-term health of the U.S. economy.

 /s/ David M. Calabro
     David M. Calabro
     Lead Portfolio Manager
     (on behalf of the MFS Total Return Team)

Note to Shareholders: Effective June 1, 2001, the Lehman Brothers Aggregate Bond Index replaced the Lehman Brothers Government Credit Index, an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

DAVID M. CALABRO, SENIOR VICE PRESIDENT; KENNETH J. ENRIGHT, SENIOR VICE PRESIDENT; DAVID S. KENNEDY, SENIOR VICE PRESIDENT; CONSTANTINOS MOKAS, SENIOR VICE PRESIDENT; AND LISA B. NURME, SENIOR VICE PRESIDENT, ARE THE FUND'S PORTFOLIO MANAGERS. MR. CALABRO IS THE LEAD MANAGER OF THE PORTFOLIO MANAGEMENT TEAM AND A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO. MR. CALABRO HAS BEEN EMPLOYED BY MFS SINCE 1992. MR. ENRIGHT, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1986. MR. KENNEDY, THE MANAGER OF THE FUND'S FIXED-INCOME SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 2000. MR. MOKAS, THE MANAGER OF THE FUND'S CONVERTIBLE SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1990. MS. NURME, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1987.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:             SEEKS ABOVE-AVERAGE INCOME (COMPARED TO A PORTFOLIO
                       ENTIRELY INVESTED IN STOCKS) CONSISTENT WITH THE PRUDENT EMPLOYMENT OF CAPITAL. THE FUND ALSO SEEKS GROWTH OF CAPITAL AND INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS: OCTOBER 6, 1970

CLASS INCEPTION:       CLASS A  OCTOBER 6, 1970
                       CLASS B  AUGUST 23, 1993
                       CLASS C  AUGUST 1, 1994
                       CLASS I  JANUARY 2, 1997

SIZE:                  $7.3 BILLION NET ASSETS AS OF SEPTEMBER 30, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends and any capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended September 30, 2001)

             MFS Total      Standard        Lehman Brothers     Lehman Brothers
           Return Fund     & Poor's 500       Government           Aggregate
            - Class A       Stock Index      Credit Index         Bond Index
--------------------------------------------------------------------------------
9/91         $ 9,525          $10,000          $10,000            $10,000
9/93          12,652           12,549           12,619             12,378
9/95          14,812           16,882           13,833             13,663
9/97          21,059           28,531           15,843             15,725
9/99          24,119           39,762           17,587             17,470
9/01          27,723           33,053           21,244             21,113

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

CLASS A
                                                         1 Year      3 Years      5 Years       10 Years
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 0.10%      +23.06%      +64.91%       +191.06%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 0.10%      + 7.16%      +10.52%       + 11.28%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 4.84%      + 5.44%      + 9.45%       + 10.73%
----------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years       10 Years
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 0.67%      +20.77%      +59.73%       +174.68%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 0.67%      + 6.49%      + 9.82%       + 10.63%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 4.41%      + 5.71%      + 9.56%       + 10.63%
----------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years       10 Years
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 0.68%      +20.78%      +59.64%       +177.86%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 0.68%      + 6.49%      + 9.81%       + 10.76%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 1.61%      + 6.49%      + 9.81%       + 10.76%
----------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years       10 Years
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          + 0.25%      +24.36%      +67.72%       +196.03%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      + 0.25%      + 7.54%      +10.90%       + 11.46%
----------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years       10 Years
----------------------------------------------------------------------------------------------------------
Average balanced fund+                                  -11.76%      + 3.50%      + 7.35%       +  9.20%
----------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                      -26.62%      + 2.04%      +10.23%       + 12.70%
----------------------------------------------------------------------------------------------------------
Lehman Brothers Government Credit Index#                +13.17%      + 5.92%      + 8.00%       +  7.83%
----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#                   +12.95%      + 6.39%      + 8.06%       +  7.76%
----------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early which may lengthen the expected maturity. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed seucrities to increase or decrease more than those of other fixed income securities.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                      20.8%
UTILITIES & COMMUNICATIONS              17.2%
ENERGY                                  12.8%
HEALTH CARE                              9.0%
BASIC MATERIALS                          8.7%

TOP 10 HOLDINGS

SPRINT CORP.  2.5%                              FEDERAL HOME LOAN MORTGAGE CORPORATION  1.8%
Wireless telecommunications firm                U.S. mortgage banker and underwriter

VIACOM, INC.  2.4%                              AT&T CORP.  1.8%
Diversified entertainment company               Telecommunications and services company

AKZO NOBEL N.V.  2.1%                           DEERE & CO.  1.7%
Diversified Dutch chemical company              Agricultural equipment manufacturer

EXXONMOBIL CORP.  2.0%                          BANK OF AMERICA CORP.  1.7%
International oil and gas company               Bank and financial holding company

VERIZON COMMUNICATIONS  1.9%                    CITIGROUP, INC.  1.7%
Integrated telecommunications company           Diversified financial services company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2001

Stocks - 50.4%
------------------------------------------------------------------------------------------
ISSUER                                                             SHARES            VALUE
------------------------------------------------------------------------------------------
U.S. Stocks - 45.2%
  Advertising & Broadcasting
    Lamar Advertising Co., "A"*                                    37,930   $    1,150,038
------------------------------------------------------------------------------------------
  Aerospace - 0.1%
    Boeing Co.                                                     25,400   $      850,900
    General Dynamics Corp.                                         35,000        3,091,200
    United Technologies Corp.                                     109,396        5,086,914
                                                                            --------------
                                                                            $    9,029,014
------------------------------------------------------------------------------------------
  Agricultural Products
    AGCO Corp.                                                     99,000   $      895,950
------------------------------------------------------------------------------------------
  Automotive - 0.6%
    American Axle & Manufacturing
      Holdings, Inc.*                                             152,000   $    1,938,000
    Delphi Automotive Systems Corp.                             2,330,185       27,379,674
    Ford Motor Co.                                                 63,769        1,106,392
    Visteon Corp.                                                 866,800       11,051,700
                                                                            --------------
                                                                            $   41,475,766
------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.8%
    Bank of America Corp.                                       1,104,000   $   64,473,600
    Comerica, Inc.                                                 33,600        1,861,440
    FleetBoston Financial Corp.                                 1,737,300       63,845,775
    Northern Trust Corp.                                           22,900        1,201,792
    PNC Financial Services Group Co.                              596,200       34,132,450
    SouthTrust Corp.                                              433,300       11,036,151
    U.S. Bancorp                                                  144,234        3,199,110
    Wachovia Corp.*                                               207,000        6,417,000
    Washington Mutual Capital Trust##                              80,000        4,460,000
    Wells Fargo Co.                                               299,500       13,312,775
                                                                            --------------
                                                                            $  203,940,093
------------------------------------------------------------------------------------------
  Biotechnology - 1.2%
    Abbott Laboratories, Inc.                                     598,100   $   31,011,485
    Guidant Corp.*                                              1,298,500       49,992,250
    Pharmacia Corp.                                               210,834        8,551,427
                                                                            --------------
                                                                            $   89,555,162
------------------------------------------------------------------------------------------
  Business Machines - 1.1%
    Hewlett-Packard Co.                                            98,300   $    1,582,630
    International Business Machines Corp.                         341,700       31,538,910
    Sun Microsystems, Inc.*                                     3,404,200       28,152,734
    Texas Instruments, Inc.                                       843,200       21,063,136
                                                                            --------------
                                                                            $   82,337,410
------------------------------------------------------------------------------------------
  Cellular Phones - 1.1%
    Motorola, Inc.                                              2,189,500   $   34,156,200
    Telephone & Data Systems, Inc.                                485,860       45,816,598
                                                                            --------------
                                                                            $   79,972,798
------------------------------------------------------------------------------------------

U.S. Stocks - continued
  Chemicals - 1.4%
    Air Products & Chemicals, Inc.                                921,100   $   35,536,038
    Dow Chemical Co.                                              200,700        6,574,932
    Georgia Gulf Corp.                                            590,100        9,482,907
    PPG Industries, Inc.                                          178,700        8,175,525
    Praxair, Inc.                                                 741,300       31,134,600
    Rohm & Haas Co.                                               356,500       11,678,940
                                                                            --------------
                                                                            $  102,582,942
------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Compaq Computer Corp.                                         128,200   $    1,065,342
    Enterasys Networks, Inc.*                                     114,500          738,525
    Riverstone Networks, Inc.*                                     42,080          220,920
                                                                            --------------
                                                                            $    2,024,787
------------------------------------------------------------------------------------------
  Computer Software - 0.4%
    Oracle Corp.*                                               2,027,300   $   25,503,434
------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    Microsoft Corp.*                                              305,500   $   15,632,435
------------------------------------------------------------------------------------------
  Conglomerates
    Tyco International Ltd.                                        51,802   #    2,356,991
------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.0%
    Fortune Brands, Inc.                                          380,200   $   12,736,700
    Gillette Co.                                                1,775,600       52,912,880
    Kimberly-Clark Corp.                                           31,500        1,953,000
    Philip Morris Cos., Inc.                                      366,700       17,707,943
    Procter & Gamble Co.                                          819,200       59,629,568
                                                                            --------------
                                                                            $  144,940,091
------------------------------------------------------------------------------------------
  Containers - 0.2%
    Owens Illinois, Inc.*                                       2,864,900   $   11,545,547
------------------------------------------------------------------------------------------
  Electronics - 0.5%
    Advanced Micro Devices, Inc.*                                   7,900   $       64,385
    Analog Devices, Inc.*                                         967,900       31,650,330
    Linear Technology Corp.                                        35,000        1,148,000
    Micron Technology, Inc.*                                       45,000          847,350
    Tektronix, Inc.*                                              232,700        4,069,923
                                                                            --------------
                                                                            $   37,779,988
------------------------------------------------------------------------------------------
  Energy - 0.1%
    Duke Energy Corp.                                             135,900   $    5,143,815
    Dynegy, Inc.                                                   35,800        1,240,470
    Sierra Pacific Resources Co.                                   17,000          256,700
    TXU Corp.                                                      70,843        3,281,448
                                                                            --------------
                                                                            $    9,922,433
------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    Harrah's Entertainment, Inc.*                               1,141,800   $   30,840,018
    Metro Goldwyn Mayer, Inc.*                                     60,000        1,017,000
    Viacom, Inc., "B"*                                          2,676,235       92,330,107
    Walt Disney Co.                                               859,000       15,994,580
                                                                            --------------
                                                                            $  140,181,705
------------------------------------------------------------------------------------------
  Financial Institutions - 2.6%
    Citigroup, Inc.                                             1,580,833   $   64,023,737
    Fannie Mae                                                    235,100       18,822,106
    Freddie Mac                                                 1,079,000       70,135,000
    J. P. Morgan Chase & Co.                                       29,800        1,017,670
    Lehman Brothers Holdings, Inc.                                 20,000        1,137,000
    Merrill Lynch & Co., Inc.                                     855,802       34,745,561
                                                                            --------------
                                                                            $  189,881,074
------------------------------------------------------------------------------------------
  Financial Services - 1.1%
    Mellon Financial Corp.                                      1,265,100   $   40,900,683
    Morgan Stanley Dean Witter & Co.                              863,535       40,024,847
                                                                            --------------
                                                                            $   80,925,530
------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.2%
    Archer-Daniels-Midland Co.                                  2,261,530   $   28,472,663
    Kellogg Co.                                                   603,200       18,096,000
    PepsiCo, Inc.                                                 833,500       40,424,750
                                                                            --------------
                                                                            $   86,993,413
------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.1%
    Bowater, Inc.                                                  98,200   $    4,322,764
    International Paper Co.                                       113,700        3,956,760
                                                                            --------------
                                                                            $    8,279,524
------------------------------------------------------------------------------------------
  Healthcare - 0.5%
    HCA, Inc.                                                     798,200   $   35,368,242
------------------------------------------------------------------------------------------
  Insurance - 3.8%
    Ace Ltd.                                                       38,000   $    2,375,000
    Allstate Corp.                                              1,563,400       58,392,990
    American International Group, Inc.                             14,476        1,129,128
    Arthur J. Gallagher & Co.                                      97,800        3,310,530
    Chubb Corp.                                                   275,400       19,666,314
    CIGNA Corp.                                                   401,300       33,287,835
    Hartford Financial Services Group, Inc.                       516,900       30,362,706
    Jefferson Pilot Corp.                                         812,900       36,157,792
    MetLife, Inc.                                                 728,950       21,649,815
    Nationwide Financial Services, Inc., "A"                      559,300       20,794,774
    Safeco Corp.                                                  383,600       11,634,588
    The St. Paul Cos., Inc.                                       906,700       37,374,174
                                                                            --------------
                                                                            $  276,135,646
------------------------------------------------------------------------------------------
  Machinery - 1.5%
    Caterpillar, Inc.                                             137,500   $    6,160,000
    Danaher Corp.                                                 266,300       12,564,034
    Deere & Co.                                                 1,763,200       66,313,952
    Ingersoll Rand Co.                                             19,600          662,480
    W.W. Grainger, Inc.                                           539,500       20,959,575
                                                                            --------------
                                                                            $  106,660,041
------------------------------------------------------------------------------------------
  Medical & Health Products - 1.8%
    American Home Products Corp.                                  589,270   $   34,324,978
    Baxter International, Inc.                                     54,000        2,972,700
    Bristol-Myers Squibb Co.                                      117,600        6,533,856
    Eli Lilly & Co.                                               356,199       28,745,259
    Johnson & Johnson Co.                                          68,940        3,819,276
    Pfizer, Inc.                                                  212,300        8,513,230
    Schering Plough Corp.                                       1,182,900       43,885,590
    Zimmer Holdings, Inc.*                                          5,500          152,625
                                                                            --------------
                                                                            $  128,947,514
------------------------------------------------------------------------------------------
  Metals & Minerals - 0.8%
    Alcoa, Inc.                                                 1,762,650   $   54,659,776
    Phelps Dodge Corp.                                            215,100        5,915,250
                                                                            --------------
                                                                            $   60,575,026
------------------------------------------------------------------------------------------
  Natural Gas - Pipeline
    Kinder Morgan Management LLC                                   43,636   $    1,503,260
------------------------------------------------------------------------------------------
  Oil Services - 2.4%
    BJ Services Co.*                                              596,600   $   10,613,514
    Cooper Cameron Corp.*                                         546,750       17,933,400
    El Paso Corp.                                                 274,520       11,406,306
    Global Marine, Inc.*                                           65,000          910,000
    Halliburton Co.                                               792,200       17,864,110
    Kerr McGee Corp.                                              437,400       22,705,434
    Noble Drilling Corp.*                                       1,475,400       35,409,600
    Santa Fe International Corp.                                   75,200        1,598,000
    Schlumberger Ltd.                                           1,058,000       48,350,600
    Transocean Sedco Forex, Inc.                                   50,000        1,320,000
    Weatherford International, Inc.*                               20,000          510,200
                                                                            --------------
                                                                            $  168,621,164
------------------------------------------------------------------------------------------
  Oils - 3.3%
    Anadarko Petroleum Corp.                                       40,000   $    1,923,200
    Apache Corp.                                                1,018,600       43,799,800
    Devon Energy Corp.                                          1,532,100       52,704,240
    Exxon Mobil Corp.                                           1,978,748       77,962,671
    Occidental Petroleum Corp.                                  1,823,750       44,390,075
    Unocal Corp.                                                  584,400       18,993,000
                                                                            --------------
                                                                            $  239,772,986
------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    Gannett Co., Inc.                                             494,100   $   29,700,351
    New York Times Co.                                             75,000        2,927,250
    Tribune Co.                                                   175,000        5,495,000
                                                                            --------------
                                                                            $   38,122,601
------------------------------------------------------------------------------------------
  Railroad - 0.2%
    Burlington Northern Santa Fe Railway Co.                      536,300   $   14,346,025
------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.6%
    CarrAmerica Realty Corp.                                      309,900   $    9,284,604
    Equity Office Properties Trust                                279,000        8,928,000
    Equity Residential Properties Trust                           455,200       26,583,680
                                                                            --------------
                                                                            $   44,796,284
------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    McDonald's Corp.                                              548,400   $   14,883,576
    MGM Mirage, Inc.*                                             190,700        4,286,936
                                                                            --------------
                                                                            $   19,170,512
------------------------------------------------------------------------------------------
  Retail - 0.9%
    Gap, Inc.                                                      30,000   $      358,500
    Home Depot, Inc.                                               20,000          767,400
    Lowe's Cos., Inc.                                              36,000        1,139,400
    Sears, Roebuck & Co.                                        1,676,075       58,059,238
    TJX Cos., Inc.                                                 39,100        1,286,390
                                                                            --------------
                                                                            $   61,610,928
------------------------------------------------------------------------------------------
  Special Products & Services - 0.3%
    Illinois Tool Works, Inc.                                      58,600   $    3,170,846
    Minnesota Mining & Manufacturing Co.                          192,300       18,922,320
                                                                            --------------
                                                                            $   22,093,166
------------------------------------------------------------------------------------------
  Supermarket - 0.9%
    Kroger Co.*                                                 1,317,938   $   32,473,992
    Safeway, Inc.*                                                838,300       33,297,276
                                                                            --------------
                                                                            $   65,771,268
------------------------------------------------------------------------------------------
  Telecommunications - 4.5%
    Alltel Corp.                                                  109,900   $    6,368,705
    AT & T Corp.                                                3,514,100       67,822,130
    AT & T Wireless Services, Inc.*                             1,220,338       18,231,850
    CenturyTel, Inc.                                              411,700       13,791,950
    Charter Communications, Inc.*                                 103,500        1,281,330
    Cox Communications, Inc.*                                     517,200       21,593,100
    SBC Communications, Inc.                                      566,548       26,695,742
    Sprint Corp.*                                                 130,000        3,536,000
    Sprint Corp. (FON Group)                                    3,964,299       95,182,819
    Verizon Communications                                      1,321,694       71,516,862
                                                                            --------------
                                                                            $  326,020,488
------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.7%
    Comcast Corp., "A"*                                         1,416,000   $   50,791,920
------------------------------------------------------------------------------------------
  Telecom - Wireless
    American Tower Corp., "A"*                                     18,000   $      250,020
------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.2%
    Advanced Fibre Communications, Inc.*                          805,600   $   11,769,816
------------------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    AES Corp.*                                                     50,000   $      641,000
    Calpine Corp.*                                                 50,000        1,140,500
    Constellation Energy Group, Inc.                               16,700          404,140
    Dominion Resources, Inc.                                      205,600       12,202,360
    Exelon Corp.                                                  512,700       22,866,420
    FirstEnergy Corp.                                             137,500        4,943,125
    FPL Group, Inc.                                               273,800       14,661,990
    NiSource, Inc.                                              2,564,275       59,773,250
    NRG Energy, Inc. (Corp. Units)                                 64,100        1,243,540
    NRG Energy, Inc.*                                              50,000          810,500
    NSTAR Co.                                                     320,700       13,437,330
    Pinnacle West Capital Corp.                                   687,900       27,309,630
    Progress Energy, Inc.                                         133,200        5,726,268
    Public Service Enterprise Group, Inc.                         183,800        7,820,690
                                                                            --------------
                                                                            $  172,980,743
------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    National Fuel Gas Co.                                       1,715,000   $   39,496,450
    NICOR, Inc.                                                   219,100        8,490,125
    WGL Holdings, Inc.                                            606,700       16,314,163
    Williams Cos., Inc.                                           109,600        2,992,080
                                                                            --------------
                                                                            $   67,292,818
------------------------------------------------------------------------------------------
Total U.S. Stocks                                                           $3,281,569,693
------------------------------------------------------------------------------------------
Foreign Stocks - 5.2%
  Bermuda - 0.1%
    Accenture Ltd. (Business Services)*                           390,850   $    4,983,338
    Ace Ltd. (Insurance)                                           55,000        1,587,850
                                                                            --------------
                                                                            $    6,571,188
------------------------------------------------------------------------------------------
  Brazil
    Aracruz Celulose S.A.
      (Forest & Paper Products)                                    81,265   $    1,206,785
------------------------------------------------------------------------------------------
  Canada - 0.6%
    Alcan, Inc. (Metals)                                          529,800   $   15,894,000
    Canadian National Railway Co. (Railroad)                      370,500       14,097,525
    Nortel Networks Corp. (Telecommunications)                  2,202,400       12,355,464
    Talisman Energy, Inc. (Oils)                                   36,000        1,224,360
                                                                            --------------
                                                                            $   43,571,349
------------------------------------------------------------------------------------------
  Finland - 0.2%
    Nokia Corp., ADR (Telecommunications)                         777,970   $   12,175,230
------------------------------------------------------------------------------------------
  France - 0.4%
    Alstom (Transportation)                                     1,138,405   $   17,379,391
    Alstom, ADR (Transportation)                                   13,000          206,050
    Total Fina S.A., ADR (Oils)                                   158,400       10,699,920
                                                                            --------------
                                                                            $   28,285,361
------------------------------------------------------------------------------------------
  Ireland
    Jefferson Smurfit Group PLC, ADR
      (Containers)                                                143,900   $    2,575,810
------------------------------------------------------------------------------------------
  Netherlands - 1.8%
    Akzo Nobel N.V. (Chemicals)                                 2,015,970   $   82,150,636
    ING Groep N.V. (Financial Services)                           137,726        3,687,669
    Royal Dutch Petroleum Co., ADR (Oils)                         924,100       46,436,025
                                                                            --------------
                                                                            $  132,274,330
------------------------------------------------------------------------------------------
  Switzerland - 1.2%
    Nestle S.A. (Food & Beverage Products)*                        71,400   $   15,223,410
    Novartis AG (Medical & Health Products)                     1,296,600       50,722,935
    Syngenta AG (Chemicals)                                       450,300       22,736,240
                                                                            --------------
                                                                            $   88,682,585
------------------------------------------------------------------------------------------
  United Kingdom - 0.9%
    BP Amoco PLC, ADR (Oils)                                      404,971   $   19,912,424
    CGNU PLC (Insurance)*                                         757,200        9,343,710
    Diageo PLC (Food & Beverage Products)*                      2,858,090       30,016,923
    Diageo PLC, ADR (Food & Beverage Products)                     30,600        1,269,900
    Standard Chartered PLC (Banks & Credit Cos.)                   94,240          934,341
                                                                            --------------
                                                                            $   61,477,298
------------------------------------------------------------------------------------------
Total Foreign Stocks                                                        $  376,819,936
------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,697,413,722)                              $3,658,389,629
------------------------------------------------------------------------------------------
Bonds - 40.3%
------------------------------------------------------------------------------------------
                                                         PRINCIPAL AMOUNT
                                                            (000 OMITTED)
------------------------------------------------------------------------------------------
U.S. Bonds - 39.1%
  Advertising & Broadcasting
    Lamar Advertising Co., 5.25s, 2006                           $    996   $      917,565
------------------------------------------------------------------------------------------
  Aerospace - 0.6%
    Northrop Grumman Corp., 7.125s, 2011                         $ 11,766   $   12,404,070
    Northrop Grumman Corp., 7.75s, 2031                             8,714        9,156,846
    Raytheon Co., 6.45s, 2002                                      25,479       25,986,032
                                                                            --------------
                                                                            $   47,546,948
------------------------------------------------------------------------------------------
  Airlines - 0.1%
    Jet Equipment Trust, 9.41s, 2010##                           $  3,211   $    3,368,544
    Jet Equipment Trust, 11.44s, 2014##                             4,700        4,656,290
    Jet Equipment Trust, 10.69s, 2015##                             1,250        1,178,612
                                                                            --------------
                                                                            $    9,203,446
------------------------------------------------------------------------------------------
  Automotive - 0.2%
    DaimlerChrysler N.A. Holding, 6.4s, 2006                     $  8,142   $    8,257,535
    Ford Motor Co., 7.45s, 2031                                     7,083        6,691,452
                                                                            --------------
                                                                            $   14,948,987
------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.8%
    Dime Bancorp, Inc., 9s, 2002                                 $  6,951   $    7,322,392
    Midamerican Funding LLC, 6.927s, 2029                          12,485       11,164,299
    Midland Cogeneration Venture Corp.,
      10.33s, 2002                                                  2,785        2,855,750
    Midland Funding Corp., 10.33s, 2002                             4,889        5,013,774
    Socgen Real Estate Co., 7.64s, 2049##                          21,755       22,396,120
    Wells Fargo Bank N.A., 6.45s, 2011                              6,883        7,130,926
                                                                            --------------
                                                                            $   55,883,261
------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    News America Holdings, Inc., 6.703s, 2034                    $ 12,847   $   13,218,535
------------------------------------------------------------------------------------------
  Construction Services
    Shaw Group, Inc., 8.299s, 2021##                             $  1,650   $      886,875
------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Cendant Corp., 6.875s, 2006##                                $ 11,839   $   11,175,187
------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 2.3%
    American Airlines Pass-Through Trust, 6.855s, 2010           $  4,493   $    4,574,650
    Banamex Credit Card Merchant Voucher, 6.25s, 2003##             2,761        2,795,637
    BCF LLC, 7.75s, 2026##                                          3,091        2,418,398
    Bear Stearns Commercial Mortgage Securities, Inc.,
      6.8s, 2008                                                   10,707       11,407,963
    Chase Commercial Mortgage Securities Corp., 7.543s,
      2009                                                          3,238        3,537,582
    Chase Commercial Mortgage Securities Corp., 6.39s,
      2030                                                         10,029       10,538,839
    Commerce 2000, 3.788s, 2002##                                   2,135        2,136,485
    Commerce 2000, 3.708s, 2011                                     7,885        7,887,997
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2017                                                 11,055        9,966,144
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                                  5,870        5,540,775
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                  5,500        5,799,515
    Criimi Mae Corp., 6.701s, 2008##                                4,350        4,318,819
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                       17,960       18,925,574
    GS Mortgage Securities Corp. II, 6.06s, 2030                   15,756       16,400,299
    Istar Receivables Trust, 3.88s, 2022                              993          992,574
    Merrill Lynch Mortgage Investors, Inc., 8.481s,
      2022+                                                         5,410        5,689,587
    Northwest Airlines, Inc., 6.81s, 2020                           1,442        1,335,313
    Residential Accredit Loans, Inc., 6.75s, 2028                  21,246       22,035,926
    Residential Accredit Loans, Inc., 7s, 2028                      9,068        9,380,454
    Summit Acceptance Auto Investment LLC, 7.51s, 2007              5,940        6,300,113
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##             17,578       17,677,843
                                                                            --------------
                                                                            $  169,660,487
------------------------------------------------------------------------------------------
  Energy - Integrated - 0.1%
    Pemex Project Funding Master Trust, 9.125s, 2010             $  5,937   $    6,026,055
------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Comcast Cable Commerce, Inc., 6.875s, 2009                   $ 10,402   $   10,606,493
    Time Warner, Inc., 10.15s, 2012                                17,570       22,294,573
    Time Warner, Inc., 6.875s, 2018                                 4,532        4,344,919
                                                                            --------------
                                                                            $   37,245,985
------------------------------------------------------------------------------------------
  Financial Institutions - 5.7%
    Certificates Funding Corp., 6.716s, 2004                     $ 22,742   $   24,359,411
    Citibank Credit Card Issuance Trust, 6.65s, 2008               17,900       18,649,366
    Countrywide Home Loan, Inc., 6.85s, 2004                       16,233       17,271,587
    Countrywide Home Loan, Inc., 5.5s, 2006                         6,985        7,065,397
    Federal Home Loan Mortgage Corp., 5.5s, 2006                   21,058       22,130,695
    Federal Home Loan Mortgage Corp., 6.5s, 2015                    1,707        1,762,413
    Ford Credit Auto Owner Trust, 6.42s, 2003                       6,447        6,678,641
    Ford Motor Credit Co., 6.875s, 2006                            26,515       27,343,063
    Ford Motor Credit Co., 7.875s, 2010                             7,285        7,703,669
    Ford Motor Credit Co., 7.375s, 2011                            24,537       25,167,601
    General Motors Acceptance Corp., 5.36s, 2004                   15,046       15,211,070
    General Motors Acceptance Corp., 6.875s, 2011                   8,701        8,605,028
    General Motors Acceptance Corp., 7.25s, 2011                   11,900       12,117,651
    Household Finance Corp., 7.875s, 2007                          14,265       15,862,252
    Household Finance Corp., 6.75s, 2011                            6,025        6,206,955
    Independant National Mortgage Corp., 7s, 2026                   8,569        8,847,887
    Lehman Brothers Holdings, Inc., 7.75s, 2005                     6,149        6,588,961
    Lehman Brothers Holdings, Inc., 8.25s, 2007                    19,418       21,688,352
    Prudential Funding Corp., 6.6s, 2008##                         13,339       13,899,238
    Salton Sea Funding Corp., 7.84s, 2010                           7,270        6,616,209
    Salton Sea Funding Corp., 8.3s, 2011                            1,240        1,157,195
    Sunamerica Institutional, 5.75s, 2009                           9,589        9,361,741
    Trident Capital Finance, Inc., 3.5s, 2001                     129,031      129,031,000
                                                                            --------------
                                                                            $  413,325,382
------------------------------------------------------------------------------------------
  Financial Services - 2.8%
    AIG Sunamerica Global Financing II, 7.6s, 2005##             $ 10,863   $   12,008,069
    AIG Sunamerica Global Financing IV, 5.85s, 2006##              15,839       16,390,039
    Citigroup, Inc., 7.25s, 2010                                   22,397       24,402,427
    General Electric Capital Corp., 7.5s, 2005                     12,300       13,500,480
    General Electric Capital Corp., 8.7s, 2007                      9,646       11,402,488
    General Electric Capital Corp., 8.75s, 2007                     3,073        3,608,624
    General Electric Capital Corp., 8.85s, 2007                     4,572        5,376,169
    General Electric Capital Corp., 7.375s, 2010                   11,464       12,930,131
    Morgan (JP) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                                  4,018        4,260,095
    Morgan Stanley Group, Inc., 6.1s, 2006                         19,568       20,203,764
    NiSource Finance Corp., 5.75s, 2003                             7,271        7,463,536
    NiSource Finance Corp., 7.5s, 2003                             17,735       18,853,369
    NiSource Finance Corp., 7.875s, 2010                           25,372       28,145,921
    Sprint Capital Corp., 6.5s, 2001                               17,261       17,317,616
    Sprint Capital Corp., 7.125s, 2006                              3,283        3,448,070
    Sprint Capital Corp., 6.875s, 2028                              6,743        6,046,448
                                                                            --------------
                                                                            $  205,357,246
------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.2%
    Kellogg Co., 6s, 2006                                        $  7,855   $    8,127,482
    Tyson Foods, Inc., 8.25s, 2011##                                4,766        4,772,702
                                                                            --------------
                                                                            $   12,900,184
------------------------------------------------------------------------------------------
  Gaming - 0.1%
    Harrah's Operating, Inc., 7.125s, 2007##                     $  5,634   $    5,537,546
------------------------------------------------------------------------------------------
  Housing - 0.1%
    Residential Funding Mortgage Securities, Inc.,
      7.66s, 2012                                                $  3,901   $    4,049,144
------------------------------------------------------------------------------------------
  Insurance - 0.2%
    AFLAC, Inc., 6.5s, 2009                                      $ 12,526   $   12,555,060
    Atlantic Mutual Insurance Co., 8.15s, 2028##                    3,295        2,255,922
                                                                            --------------
                                                                            $   14,810,982
------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Ingersoll Rand Co., 6.25s, 2006                              $ 11,695   $   12,226,421
------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    Health Management Associates, Inc., 29.562s, 2020##          $  3,500   $    2,436,875
    Healthsouth Corp., 7.375s, 2006##                              12,229       12,351,290
                                                                            --------------
                                                                            $   14,788,165
------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    Amerada Hess Corp., 6.65s, 2011                              $  9,915   $    9,942,366
    Amerada Hess Corp., 7.3s, 2031                                  9,075        8,811,371
    Kerr McGee Corp., 5.25s, 2010                                   1,280        1,380,800
    Phillips Petroleum Co., 8.5s, 2005                              6,703        7,418,478
                                                                            --------------
                                                                            $   27,553,015
------------------------------------------------------------------------------------------
  Oils - 0.2%
    Anadarko Finance Co., 6.75s, 2011                            $  6,407   $    6,551,478
    Occidental Petroleum Corp., 6.75s, 2002                         1,712        1,759,131
    Occidental Petroleum Corp., 6.4s, 2003                          1,245        1,278,615
    Oryx Energy Co., 8s, 2003                                       2,000        2,137,300
                                                                            --------------
                                                                            $   11,726,524
------------------------------------------------------------------------------------------
  Pollution Control - 0.4%
    USA Waste Services, Inc., 7s, 2028                           $  4,712   $    4,332,025
    Waste Management, Inc., 6.625s, 2002                            8,455        8,609,980
    Waste Management, Inc., 7.375s, 2010                           13,178       13,944,828
    WMX Technologies, Inc., 6.375s, 2003                            3,073        3,185,533
                                                                            --------------
                                                                            $   30,072,366
------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    News America Holdings, Inc., 10.125s, 2012                   $  1,085   $    1,185,656
    News America Holdings, Inc., 7.3s, 2028                         5,447        4,938,250
                                                                            --------------
                                                                            $    6,123,906
------------------------------------------------------------------------------------------
  Railroad - 0.5%
    Union Pacific Corp., 5.78s, 2001                             $  7,488   $    7,493,391
    Union Pacific Corp., 6.34s, 2003                                7,211        7,539,605
    Union Pacific Corp., 5.84s, 2004                               10,386       10,738,086
    Union Pacific Corp., 6.65s, 2011                                7,609        7,843,433
                                                                            --------------
                                                                            $   33,614,515
------------------------------------------------------------------------------------------
  Real Estate - 0.2%
    EOP Operating Ltd., 7.75s, 2007                              $ 14,129   $   15,293,230
------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    MGM Mirage, Inc., 8.5s, 2010                                 $ 13,959   $   13,065,205
------------------------------------------------------------------------------------------
  Retail - 0.3%
    Federated Department Stores, Inc., 8.5s, 2003                $  9,959   $   10,598,368
    K Mart Corp., 9.375s, 2006                                      9,647        9,068,180
                                                                            --------------
                                                                            $   19,666,548
------------------------------------------------------------------------------------------
  Supermarket - 0.3%
    Kroger Co., 7.5s, 2031                                       $  8,375   $    8,674,993
    Safeway, Inc., 5.875s, 2001                                    10,400       10,427,456
                                                                            --------------
                                                                            $   19,102,449
------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    Adelphia Communications Corp., 6s, 2006                      $  1,500   $    1,051,875
    American Tower Corp., 5s, 2010                                  1,696        1,264,029
    AT & T Wireless Services, Inc., 7.35s, 2006##                   8,443        8,967,479
    Citizens Communications Co., 8.5s, 2006                         6,899        7,386,966
    Citizens Communications Co., 7.625s, 2008##                    10,609       10,832,861
    Cox Communications, Inc., 7.75s, 2010                           1,679        1,812,178
    Cox Communications, Inc., 6.75s, 2011                          16,468       16,608,801
    Cox Communications, Inc., 0s, 2021##                            5,750        4,039,375
    Sprint Spectrum LP, 11s, 2006                                   3,750        3,946,875
    TCI Communications Financing III, 9.65s, 2027                  19,347       21,703,271
    Telecomunicaciones de Puerto Rico, Inc., 6.65s,
      2006                                                          5,862        5,981,503
    United Telecommunications Co., 9.5s, 2003                       6,806        7,269,693
    Worldcom, Inc., 6.4s, 2005                                     10,125       10,284,975
                                                                            --------------
                                                                            $  101,149,881
------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.2%
    Belo A.H. Corp., 7.75s, 2027                                 $  6,863   $    6,060,510
    Comcast Corp., 10.25s, 2001                                     6,818        6,831,295
                                                                            --------------
                                                                            $   12,891,805
------------------------------------------------------------------------------------------
  U.S. Government Agencies - 9.7%
    Federal National Mortgage Assn., 5.722s, 2009                $ 16,001   $   15,860,991
    Federal National Mortgage Assn., 6s, 2005 - 2031               57,379       58,184,250
    Federal National Mortgage Assn., 6.5s, 2014 - 2031            270,672      276,323,275
    Federal National Mortgage Assn., 6.625s, 2010                  25,950       28,451,840
    Federal National Mortgage Assn., 7s, 2015                       8,974        9,338,781
    Federal National Mortgage Assn., 7.5s, 2030 - 2031             52,448       54,549,389
    Government National Mortgage Assn., 6.5s, 2028                 52,175       53,464,321
    Government National Mortgage Assn., 7s, 2027 - 2028            31,050       32,286,927
    Government National Mortgage Assn., 7.5s, 2023 -
      2028                                                         66,864       69,919,371
    Government National Mortgage Assn., 8s, 2022 - 2030            88,415       93,459,238
    Sallie Mae, 5s, 2004                                           13,045       13,507,706
    Small Business Administration, 8.8s, 2011                         203          219,613
                                                                            --------------
                                                                            $  705,565,702
------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.4%
    U.S. Treasury Bonds, 6.25s, 2030                             $ 28,504   $   31,719,536
    U.S. Treasury Bonds, 5.375s, 2031                             109,033      108,351,544
    U.S. Treasury Notes, 3.625s, 2003                             101,271      102,773,861
    U.S. Treasury Notes, 4.625s, 2006                              84,357       87,309,495
    U.S. Treasury Notes, 6.875s, 2006                              68,205       76,794,738
    U.S. Treasury Notes, 4.75s, 2010                               26,580       28,690,012
    U.S. Treasury Notes, 5.75s, 2010                               52,111       56,434,650
    U.S. Treasury Notes, 5s, 2011                                  47,248       48,616,095
                                                                            --------------
                                                                            $  540,689,931
------------------------------------------------------------------------------------------
  Utilities - Electric - 3.0%
    Allegheny Energy Supply Co. LLC, 7.8s, 2011##                $ 12,574   $   13,451,665
    Cleveland Electric Illuminating Co., 7.88s, 2017                7,403        7,763,600
    Cleveland Electric Illuminating Co., 9s, 2023                   8,396        9,019,235
    Commonwealth Edison Co., 8.5s, 2022                             7,370        7,765,916
    Connecticut Light & Power Co., 7.875s, 2024                     4,255        4,488,217
    Dominion Resources, Inc., 8.125s, 2010                         10,723       12,085,786
    DTE Energy Co., 7.05s, 2011                                     6,952        7,360,361
    Entergy Mississippi, Inc., 6.2s, 2004                           5,533        5,727,319
    GGIB Funding Corp., 7.43s, 2011                                 4,049        4,245,973
    Gulf States Utilities Co., 8.21s, 2002                          4,445        4,487,272
    Gulf States Utilities Co., 8.25s, 2004                          2,781        3,014,103
    Kinder Morgan Energy Partners, 6.75s, 2011                     12,647       12,929,660
    Kinder Morgan Energy Partners, 7.4s, 2031                       6,690        6,677,624
    Niagara Mohawk Power Corp., 7.25s, 2002                        11,797       12,140,218
    Niagara Mohawk Power Corp., 7.75s, 2006                        18,456       20,084,927
    Northeast Utilities, 8.58s, 2006                                6,904        7,350,116
    NRG South Central Generating LLC, 8.962s, 2016                  3,927        4,478,130
    NSTAR Co., 8s, 2010                                             6,108        6,720,388
    Progress Energy, Inc., 7.1s, 2011                               4,254        4,523,576
    PSEG Power LLC, 7.75s, 2011##                                   9,321       10,116,118
    PSEG Power LLC, 8.625s, 2031##                                 10,254       11,541,390
    Texas Utilities Co., 5.94s, 2001                               14,180       14,188,934
    Toledo Edison Co., 7.875s, 2004                                 5,783        6,291,904
    TXU Eastern Funding Co., 6.15s, 2002                            7,759        7,869,566
    Utilicorp United, Inc., 7s, 2004                                3,499        3,631,332
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                 10,086       10,389,871
                                                                            --------------
                                                                            $  218,343,201
------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Coastal Corp., 6.2s, 2004                                    $ 14,755   $   15,145,270
    Enron Corp., 7.875s, 2003                                       4,793        5,035,861
    Texas Gas Transmission Corp., 7.25s, 2027                       6,288        5,861,793
    Williams Gas Pipelines Central, Inc., 7.375s,
      2006##                                                        3,759        3,994,652
                                                                            --------------
                                                                            $   30,037,576
------------------------------------------------------------------------------------------
Total U.S. Bonds                                                            $2,834,604,255
------------------------------------------------------------------------------------------
Foreign Bonds - 1.2%
  Canada - 0.4%
    AT & T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecommunications)                                       $  2,155   $      731,989
    Hydro Quebec, 6.3s, 2011 (Energy)                              16,520       17,300,735
    Quebec Province Canada, 5.5s, 2006                             12,683       13,122,973
                                                                            --------------
                                                                            $   31,155,697
------------------------------------------------------------------------------------------
  France - 0.1%
    France Telecom S.A., 4.406s, 2003
      (Telecommunications)##                                     $  7,730   $    7,813,175
------------------------------------------------------------------------------------------
  Italy - 0.2%
    Unicredito Italiano Capital Trust, 9.2s, 2049
      (Banks & Credit Cos.)##                                    $ 11,444   $   12,960,559
------------------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 8.375s, 2011                          $  9,438   $    9,343,620
------------------------------------------------------------------------------------------
  Norway
    Union Bank of Norway, 7.35s, 2049
      (Banks & Credit Cos.)##                                    $  2,273   $    2,376,490
------------------------------------------------------------------------------------------
  United Kingdom - 0.4%
    British Telecommunications PLC, 8.625s, 2030
      (Telecommunications)                                       $  9,514   $   10,674,042
    Hanson PLC, 7.875s, 2010 (Building Products)                   12,525       13,567,706
                                                                            --------------
                                                                            $   24,241,748
------------------------------------------------------------------------------------------
Total Foreign Bonds                                                         $   87,891,289
------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,843,545,659)                               $2,922,495,544
------------------------------------------------------------------------------------------
Preferred Stocks - 0.3%
------------------------------------------------------------------------------------------
                                                                   SHARES
------------------------------------------------------------------------------------------
U.S. Stocks - 0.3%
  Computer Services - 0.1%
    Electro Data Systems, 7.625%                                   60,000   $    3,060,000
------------------------------------------------------------------------------------------
  Energy - 0.1%
    Duke Energy Co., 8.25%                                        115,000   $    3,024,500
------------------------------------------------------------------------------------------
  Financial Services
    Heller Finance, Inc. Trust I, 7.00%                            80,000   $    2,720,000
------------------------------------------------------------------------------------------
  Oil Services
    Coastal Corp., 5.58%                                           13,400   $      355,100
    Coastal Corp., 6.625%                                          74,150        1,983,512
    Kerr McGee Corp., 5.50%                                        59,800        2,063,100
                                                                            --------------
                                                                            $    4,401,712
------------------------------------------------------------------------------------------
  Pharmaceuticals
    Express Scripts Automatic Exchange
      Securities Trust, 7.00%                                      12,500   $    1,262,500
------------------------------------------------------------------------------------------
  Telecommunications
    Williams Communications Group, 6.75%                           24,000   $      195,000
------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    CMS Energy Corp., 7.25%                                        80,000   $    2,180,000
    Dominion Resources, Inc., 9.50%                                43,300        2,543,875
                                                                            --------------
                                                                            $    4,723,875
------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $16,244,484)                       $   17,324,487
------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.0%
------------------------------------------------------------------------------------------
U.S. Stocks - 1.0%
  Banks & Credit Cos.
    Sovereign Bancorp, Inc., 7.5%                                  49,820   $    2,920,698
------------------------------------------------------------------------------------------
  Business Services
    EVI, Inc., 5%                                                  70,000   $    2,721,250
------------------------------------------------------------------------------------------
  Consumer Goods & Services
    Newell Financial Trust I, 5.25%                                80,400   $    2,887,968
------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens-Illinois, Inc., 4.75%                                   278,400   $    3,730,560
------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Metlife Capital Trust I, 8.00%                                 30,000   $    2,795,100
    QBE Insurance Group Ltd., 8.00%##*                             55,000        3,700,950
                                                                            --------------
                                                                            $    6,496,050
------------------------------------------------------------------------------------------
  Oil Services
    Enron Corp., 7.00%                                            110,000   $    2,920,500
------------------------------------------------------------------------------------------
  Oils
    Apache Corp., 6.5%                                             50,000   $    1,862,000
------------------------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    Tribune Co., 2.00%                                            115,000   $   10,373,000
------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Cox Communications, Inc., 0.25%                                92,000   $    4,732,480
    Cox Communications, Inc., 7.75%                                74,200        4,690,182
    Qwest Trends Trust, 5.75%*##                                   54,700        1,887,150
                                                                            --------------
                                                                            $   11,309,812
------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    AES Trust III, 6.75%                                           58,800   $    1,937,460
    AES Trust VII, 6.00%##                                         16,700          473,862
    Calpine Capital Trust, 5.75%*                                  15,000        1,239,375
    CMS Energy Corp., 8.75%                                        30,300          924,150
    NiSource, Inc., 7.75%                                         391,800       18,054,144
    TXU Corp., 9.25%                                               76,600        1,990,068
                                                                            --------------
                                                                            $   24,619,059
------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    El Paso Energy Capital Trust I, 4.75%                          40,000   $    2,190,400
    Semco Energy, Inc., 11.00%                                    118,700        1,406,595
                                                                            --------------
                                                                            $    3,596,995
------------------------------------------------------------------------------------------
Total U.S. Stocks                                                           $   73,437,892
------------------------------------------------------------------------------------------
Foreign Stocks
  Canada
    Canadian National Railway Co. (Railroad)                       40,300   $    2,188,693
------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks
   (Identified Cost, $67,805,393)                                           $   75,626,585
------------------------------------------------------------------------------------------

Convertible Bonds - 1.1%
------------------------------------------------------------------------------------------
                                                         PRINCIPAL AMOUNT
                                                            (000 OMITTED)
------------------------------------------------------------------------------------------
U.S. Bonds - 1.0%
  Banks & Credit Cos.
    Providian Financial Corp., 3.25s, 2005                       $  1,000   $      656,250
    Providian Financial Corp., 0s, 2021                             4,400        1,276,000
                                                                            --------------
                                                                            $    1,932,250
------------------------------------------------------------------------------------------
  Computer Software - 0.1%
    Atmel Corp., 0s, 2021##                                      $ 10,400   $    2,977,000
------------------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Affiliated Computer Services, Inc., 4s, 2005##               $  1,495   $    2,924,594
------------------------------------------------------------------------------------------
  Computer Software - Systems
    Analog Devices, Inc., 4.75s, 2005##                          $  1,160   $    1,065,750
    Networks Assocs., Inc., 0s, 2018                                    9            3,960
                                                                            --------------
                                                                            $    1,069,710
------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Hutchison Whampoa International Ltd.,
      2s, 2004##                                                 $  3,000   $    2,827,500
    Loews Corp., 3.125s, 2007                                       4,000        3,325,000
    Tyco International Ltd., 0s, 2020##                             3,100        2,363,750
                                                                            --------------
                                                                            $    8,516,250
------------------------------------------------------------------------------------------
  Electrical Equipment
    Atmel Corp., 0s, 2018                                        $  2,000   $      925,000
------------------------------------------------------------------------------------------
  Electronics - 0.1%
    SCI Systems, Inc., 3s, 2007                                  $  1,500   $    1,096,875
    Solectron Corp., 0s, 2020                                       5,700        2,314,770
                                                                            --------------
                                                                            $    3,411,645
------------------------------------------------------------------------------------------
  Energy
    Devon Energy Corp., 0s, 2020##                               $  3,300   $    1,486,980
------------------------------------------------------------------------------------------
  Financial Institutions
    PMI Group, Inc., 2.5s, 2021##                                $  1,500   $    1,501,875
------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc.,
      4.25s, 2005##                                              $  2,000   $    2,007,500
    Elan Finance Corp. Ltd., 0s, 2018##                             5,000        3,785,500
                                                                            --------------
                                                                            $    5,793,000
------------------------------------------------------------------------------------------
  Food & Beverage Products
    Fleming Cos., Inc., 5.25s, 2009##                            $  1,000   $    1,162,500
------------------------------------------------------------------------------------------
  Manufacturing
    SPX Corp., 0s, 2021##                                        $  1,950   $    1,104,188
------------------------------------------------------------------------------------------
  Medical & Health Products
    Cephalon, Inc., 5.25s, 2006##                                $  2,000   $    1,805,000
------------------------------------------------------------------------------------------
  Metals & Mining - 0.1%
    Freeport McMoran Copper & Gold,
      8.25s, 2006##                                              $  3,000   $    3,196,800
------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Diamond Offshore Drilling, Inc., 0s, 2020##                  $  4,000   $    1,955,000
    Diamond Offshore Drilling, Inc., 1.5s, 2031##                   2,430        2,050,312
    Global Marine, Inc., 0s, 2020                                   2,000          955,000
    Transocean Sedco Forex, Inc., 0s, 2020                          1,700          994,500
    Transocean Sedco Forex, Inc., 1.5s, 2021                        2,000        1,710,000
                                                                            --------------
                                                                            $    7,664,812
------------------------------------------------------------------------------------------
  Retail
    AnnTaylor Stores Corp., 0s, 2019##                           $  4,000   $    1,950,000
------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Amdocs Ltd., 2s, 2008##                                      $  5,000   $    4,137,500
    American Tower Corp., 6.25s, 2009##                             1,790        1,270,900
    Charter Communications, Inc., 4.75s, 2006                       4,000        2,921,600
    Cox Communications, Inc., 0s, 2020                              6,500        2,786,875
    Echostar Communications Corp., 4.875s, 2007##                   1,990        1,582,050
    Echostar Communications, 4.875s, 2007                           1,415        1,128,604
    Echostar Communications Corp., 5.75s, 2008##                    5,000        4,218,750
    Verizon Communications, 0s, 2021##                              5,500        3,052,500
                                                                            --------------
                                                                            $   21,098,779
------------------------------------------------------------------------------------------
  Telecommunications & Cable
    Comcast Corp., 2s, 2029                                      $     28   $       14,948
------------------------------------------------------------------------------------------
  Transportation
    Carnival Corp., 2s, 2021##                                   $  1,500   $    1,380,000
    Royal Caribbean Cruises Ltd., 0s, 2021                          5,000        1,356,000
                                                                            --------------
                                                                            $    2,736,000
------------------------------------------------------------------------------------------
Total U.S. Bonds                                                            $   71,271,331
------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Canada - 0.1%
    Four Seasons Hotels, Inc., 0s, 2029
      (Restaurants & Lodging)                                    $  4,982   $    2,200,051
    Nortel Networks Corp., 4.25s, 2008
      (Telecommunications)##                                        3,500        2,963,450
                                                                            --------------
                                                                            $    5,163,501
------------------------------------------------------------------------------------------
  Netherlands
    Teva Pharmaceuticals Industries Ltd.,
      0s, 2021 (Pharmaceuticals)##                               $    500   $      469,375
------------------------------------------------------------------------------------------
  Singapore
    Chartered Semiconductor Manufacturing,
      2.5s, 2006 (Electronics)                                   $  2,000   $    1,690,000
------------------------------------------------------------------------------------------
Total Foreign Bonds                                                         $    7,322,876
------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $98,061,759)                      $   78,594,207
------------------------------------------------------------------------------------------
Short-Term Obligations - 4.7%
------------------------------------------------------------------------------------------
    American Express Credit Corp., due 10/01/01                  $ 20,813   $   20,813,000
    Edison Asset Securitization LLC, due 10/01/01                 149,076      149,076,000
    General Electric Capital Corp., due 10/01/01                   86,400       86,400,000
    Goldman Sachs Group LP, due 10/01/01                           49,538       49,538,000
    Morgan Stanley Dean Witter, due 10/05/01                       10,847       10,843,216
    PepsiCo, Inc., due 10/01/01                                    14,821       14,821,000
    Pitney Bowes, Inc., due 10/01/01                                7,007        7,007,000
------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                             $  338,498,216
------------------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
------------------------------------------------------------------------------------------
    Merrill Lynch, dated 09/28/01, due 10/01/01, total
      to be received $23,745,677 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                           $ 23,739   $   23,739,000
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $7,085,308,233)                         $7,114,667,668
Other Assets, Less Liabilities - 1.9%                                          140,976,224
------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                         $7,255,643,892
------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
SEPTEMBER 30, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $7,085,308,233)   $7,114,667,668
  Cash                                                           2,022,228
  Foreign currency, at value (identified cost, $81)                     81
  Receivable for fund shares sold                               64,667,089
  Receivable for investments sold                              130,645,959
  Interest and dividends receivable                             44,879,044
  Other assets                                                      93,651
                                                            --------------
      Total assets                                          $7,356,975,720
                                                            --------------
Liabilities:
  Distributions payable                                     $    1,950,230
  Payable for fund shares reacquired                             9,135,702
  Payable for investments purchased                             88,366,718
  Payable to affiliates -
    Management fee                                                 311,534
    Shareholder servicing agent fee                                 58,356
    Distribution and service fee                                   355,328
  Accrued expenses and other liabilities                         1,153,960
                                                            --------------
      Total liabilities                                     $  101,331,828
                                                            --------------
Net assets                                                  $7,255,643,892
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $7,048,256,442
  Unrealized appreciation on investments and translation
    of assets
    and liabilities in foreign currencies                       29,356,192
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                      187,655,266
  Accumulated distributions in excess of net investment
    income                                                      (9,624,008)
                                                            --------------
      Total                                                 $7,255,643,892
                                                            ==============
Shares of beneficial interest outstanding                    511,951,250
                                                             ===========

Class A shares:
  Net asset value per share
    (net assets of $4,120,729,521 / 290,831,386 shares of
     beneficial interest outstanding)                          $14.17
                                                               ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                          $14.88
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,226,027,320 / 157,134,069 shares of
     beneficial interest outstanding)                          $14.17
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $702,159,921 / 49,392,415 shares of
     beneficial interest outstanding)                          $14.22
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $206,727,130 / 14,593,380 shares of
     beneficial interest outstanding)                          $14.17
                                                               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
----------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2001
----------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                  $  192,177,569
    Dividends                                                     79,547,526
    Foreign taxes withheld                                        (1,234,792)
                                                              --------------
      Total investment income                                 $  270,490,303
                                                              --------------
  Expenses -
    Management fee                                            $   22,944,564
    Trustees' compensation                                           117,846
    Shareholder servicing agent fee                                6,848,376
    Distribution and service fee (Class A)                        13,828,814
    Distribution and service fee (Class B)                        21,568,671
    Distribution and service fee (Class C)                         6,039,981
    Administrative fee                                               505,237
    Custodian fee                                                  1,758,921
    Printing                                                         287,311
    Postage                                                          572,575
    Auditing fees                                                     43,080
    Legal fees                                                        17,081
    Miscellaneous                                                  2,921,450
                                                              --------------
      Total expenses                                          $   77,453,907
    Fees paid indirectly                                          (1,111,407)
                                                              --------------
      Net expenses                                            $   76,342,500
                                                              --------------
        Net investment income                                 $  194,147,803
                                                              --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $  251,128,843
    Foreign currency transactions                                   (187,568)
                                                              --------------
      Net realized gain on investments and foreign
        currency transactions                                 $  250,941,275
                                                              --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                               $ (523,506,126)
    Translation of assets and liabilities in foreign
       currencies                                                     33,365
                                                              --------------
      Net unrealized loss on investments and foreign
         currency translation                                 $ (523,472,761)
                                                              --------------
        Net realized and unrealized loss on investments
          and foreign currency                                $ (272,531,486)
                                                              --------------
          Decrease in net assets from operations              $  (78,383,683)
                                                              ==============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                             2001               2000
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $   194,147,803    $   188,314,995
  Net realized gain on investments and foreign currency
    transactions                                              250,941,275        179,595,624
  Net unrealized gain (loss) on investments and foreign
    currency translation                                     (523,472,761)       442,480,894
                                                          ---------------    ---------------
    Increase (decrease) in net assets from operations     $   (78,383,683)   $   810,391,513
                                                          ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $  (121,792,214)   $  (116,270,542)
  From net investment income (Class B)                        (52,874,818)       (54,038,292)
  From net investment income (Class C)                        (14,734,995)       (12,844,370)
  From net investment income (Class I)                         (4,745,776)        (1,709,284)
  From net realized gain on investments and foreign
    currency transactions (Class A)                          (130,671,629)      (236,088,862)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (73,604,932)      (141,602,847)
  From net realized gain on investments and foreign
    currency transactions (Class C)                           (18,394,933)       (32,927,178)
  From net realized gain on investments and foreign
    currency transactions (Class I)                            (2,069,610)        (3,092,028)
  In excess of net investment income (Class A)                 (3,850,344)              --
  In excess of net investment income (Class B)                 (1,671,586)              --
  In excess of net investment income (Class C)                   (465,833)              --
  In excess of net investment income (Class I)                   (150,033)              --
                                                          ---------------    ---------------
    Total distributions declared to shareholders          $  (425,026,703)   $  (598,573,403)
                                                          ---------------    ---------------

Net increase (decrease) in net assets from fund share
  transactions                                            $ 1,626,144,634    $  (551,332,005)
                                                          ---------------    ---------------
      Total increase (decrease) in net assets             $ 1,122,734,248    $  (339,513,895)
  Net assets:
    At beginning of period                                  6,132,909,644      6,472,423,539
                                                          ---------------    ---------------

At end of period (including accumulated distributions
  in excess of net investment income of $9,624,008 and
  $2,852,281, respectively)                               $ 7,255,643,892    $ 6,132,909,644
                                                          ===============    ===============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                   2001          2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $   15.19     $   14.57     $   16.06     $   16.92     $   15.03
                                                      ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment income                               $    0.46     $    0.48     $    0.53     $    0.57     $    0.60
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.45)         1.55          0.56          0.53          2.94
                                                      ---------     ---------     ---------     ---------     ---------
      Total from investment operations                $    0.01     $    2.03     $    1.09     $    1.10     $    3.54
                                                      ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net investment income                          $   (0.47)    $   (0.47)    $   (0.51)    $   (0.58)    $   (0.59)
  From net realized gain on investments and foreign
    currency transactions                                 (0.55)        (0.94)        (2.07)        (1.37)        (1.06)
  In excess of net investment income                      (0.01)         --            --           (0.01)         --
                                                      ---------     ---------     ---------     ---------     ---------
      Total distributions declared to shareholders    $   (1.03)    $   (1.41)    $   (2.58)    $   (1.96)    $   (1.65)
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                       $   14.17     $   15.19     $   14.57     $   16.06     $   16.92
                                                      =========     =========     =========     =========     =========
Total return(+)                                           (0.10)%       15.06%         7.06%         6.98%        25.27%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.88%         0.90%         0.89%         0.90%         0.93%
  Net investment income                                    3.09%         3.36%         3.45%         3.44%         3.84%
Portfolio turnover                                           97%          112%          151%          126%          143%
Net assets at end of period (000,000 Omitted)         $   4,121     $   3,570     $   3,699     $   3,503     $   3,199

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                   2001          2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $   15.18     $   14.57     $   16.05     $   16.92     $   15.02
                                                      ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment income                               $    0.37     $    0.39     $    0.43     $    0.46     $    0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.45)         1.54          0.58          0.53          2.95
                                                      ---------     ---------     ---------     ---------     ---------
      Total from investment operations                $   (0.08)    $    1.93     $    1.01     $    0.99     $    3.45
                                                      ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net investment income                          $   (0.37)    $   (0.38)    $   (0.42)    $   (0.48)    $   (0.49)
  From net realized gain on investments and foreign
    currency transactions                                 (0.55)        (0.94)        (2.07)        (1.37)        (1.06)
  In excess of net investment income                      (0.01)         --            --           (0.01)         --
                                                      ---------     ---------     ---------     ---------     ---------
      Total distributions declared to shareholders    $   (0.93)    $   (1.32)    $   (2.49)    $   (1.86)    $   (1.55)
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                       $   14.17     $   15.18     $   14.57     $   16.05     $   16.92
                                                      =========     =========     =========     =========     =========
Total return                                              (0.67)%       14.24%         6.43%         6.22%        24.51%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.53%         1.54%         1.54%         1.55%         1.60%
  Net investment income                                    2.46%         2.71%         2.80%         2.80%         3.17%
Portfolio turnover                                           97%          112%          151%          126%          143%
Net assets at end of period (000,000 Omitted)         $   2,226     $   2,014     $   2,217     $   1,984     $   1,707

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                   2001          2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $   15.23     $   14.61     $   16.10     $   16.96     $   15.06
                                                      ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment income                               $    0.37     $    0.39     $    0.43     $    0.46     $    0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.45)         1.55          0.57          0.53          2.95
                                                      ---------     ---------     ---------     ---------     ---------
      Total from investment operations                $   (0.08)    $    1.94     $    1.00     $    0.99     $    3.45
                                                      ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net investment income                          $   (0.37)    $   (0.38)    $   (0.42)    $   (0.47)    $   (0.49)
  From net realized gain on investments and foreign
    currency transactions                                 (0.55)        (0.94)        (2.07)        (1.37)        (1.06)
  In excess of net investment income                      (0.01)         --            --           (0.01)         --
                                                      ---------     ---------     ---------     ---------     ---------
      Total distributions declared to shareholders    $   (0.93)    $   (1.32)    $   (2.49)    $   (1.85)    $   (1.55)
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                       $   14.22     $   15.23     $   14.61     $   16.10     $   16.96
                                                      =========     =========     =========     =========     =========
Total return                                              (0.68)%       14.27%         6.41%         6.27%        24.39%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.53%         1.54%         1.54%         1.55%         1.60%
  Net investment income                                    2.45%         2.70%         2.80%         2.80%         3.16%
Portfolio turnover                                           97%          112%          151%          126%          143%
Net assets at end of period (000,000 Omitted)         $     702     $     497     $     508     $     336     $     190

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------

                                                              YEAR ENDED SEPTEMBER 30,                     PERIOD ENDED
                                              ---------------------------------------------------------   SEPTEMBER 30,
                                                           2001          2000          1999          1998         1997*
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $   15.19     $   14.57     $   16.06     $   16.92     $   14.70
                                                      ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment income                               $    0.53     $    0.53     $    0.58     $    0.63     $    0.48
  Net realized and unrealized gain (loss)
    on investments and foreign currency                   (0.47)         1.55          0.57          0.53          2.23
                                                      ---------     ---------     ---------     ---------     ---------
      Total from investment operations                $    0.06     $    2.08     $    1.15     $    1.16     $    2.71
                                                      ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net investment income                          $   (0.51)    $   (0.52)    $   (0.57)    $   (0.64)    $   (0.49)
  From net realized gain on investments and
    foreign currency transactions                         (0.55)        (0.94)        (2.07)        (1.37)         --
  In excess of net investment income                      (0.02)         --            --           (0.01)         --
                                                      ---------     ---------     ---------     ---------     ---------

      Total distributions declared to
        shareholders                                  $   (1.08)    $   (1.46)    $   (2.64)    $   (2.02)    $   (0.49)
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                       $   14.17     $   15.19     $   14.57     $   16.06     $   16.92
                                                      =========     =========     =========     =========     =========
Total return                                               0.25%        15.46%         7.43%         7.35%        18.69%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.53%         0.55%         0.54%         0.55%         0.60%+
  Net investment income                                    3.43%         3.71%         3.84%         3.79%         4.16%+
Portfolio turnover                                           97%          112%          151%          126%          143%
Net assets at end of period (000,000
  Omitted)                                            $     207     $      51     $      48     $      17     $      16

 * For the period from the inception of Class I shares, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company "State Street", as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2001, the value of securities loaned was $5,211,086. These loans were collateralized by U.S. Treasury securities of $5,800,438.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective October 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $1,064,609 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $46,798 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

During the year ended September 30, 2001, accumulated distributions in excess of net investment income increased by $633,931, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $859,246, and paid-in capital increased by $1,493,177 due to differences between book and tax accounting for mortgage-backed securities and currency transactions. The fund can utilize equalization (a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares). This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS              BASED ON GROSS INCOME
--------------------------------------   ----------------------------------
First $200 million              0.250%   First $14 million            3.57%
In excess of $200 million       0.212%   In excess of $14 million     3.04%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $36,221 for the year ended September 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,507,355 for the year ended September 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $519,725 for the year ended September 30, 2001. Fees incurred under the distribution plan during the year ended September 30, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $96,312 and $16,682 for Class B and Class C shares, respectively, for the year ended September 30, 2001. Fees incurred under the distribution plan during the year ended September 30, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2001, were $51,583, $2,354,658 and $74,027 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES             SALES
------------------------------------------------------------------------------
U.S. government securities                    $1,749,981,234    $1,581,172,208
                                              --------------    --------------
Investments (non-U.S. government securities)  $5,651,551,991    $4,740,080,966
                                              --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $7,131,029,638
                                                                --------------
Gross unrealized appreciation                                   $  390,769,900
Gross unrealized depreciation                                     (407,131,870)
                                                                --------------
    Net unrealized depreciation                                 $  (16,361,970)
                                                                ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        YEAR ENDED SEPTEMBER 30, 2001               YEAR ENDED SEPTEMBER 30, 2000
                                   ----------------------------------          ----------------------------------
                                            SHARES             AMOUNT                   SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                            218,264,770    $ 3,276,812,525               93,955,325    $ 1,331,798,426
Shares issued to shareholders in
  reinvestment of distributions         15,019,801        224,046,279               22,064,256        308,357,353
Shares reacquired                     (177,532,950)    (2,662,411,585)            (134,782,749)    (1,898,852,252)
                                   ---------------    ---------------          ---------------    ---------------
    Net increase (decrease)             55,751,621    $   838,447,219              (18,763,168)   $  (258,696,473)
                                   ===============    ===============          ===============    ===============

Class B shares
                                        YEAR ENDED SEPTEMBER 30, 2001               YEAR ENDED SEPTEMBER 30, 2000
                                   ----------------------------------          ----------------------------------
                                            SHARES             AMOUNT                   SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                             48,180,104    $   722,923,302               17,621,933    $   250,155,798
Shares issued to shareholders in
  reinvestment of distributions          7,898,245        117,630,251               12,883,446        179,778,090
Shares reacquired                      (31,600,139)      (473,061,137)             (50,025,254)      (696,003,696)
                                   ---------------    ---------------          ---------------    ---------------
    Net increase (decrease)             24,478,210    $   367,492,416              (19,519,875)   $  (266,069,808)
                                   ===============    ===============          ===============    ===============

Class C shares
                                        YEAR ENDED SEPTEMBER 30, 2001               YEAR ENDED SEPTEMBER 30, 2000
                                   ----------------------------------          ----------------------------------
                                            SHARES             AMOUNT                   SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                             20,854,266    $   314,572,333                7,034,780    $   100,045,652
Shares issued to shareholders in
  reinvestment of distributions          2,039,317         30,489,825                2,934,602         41,083,330
Shares reacquired                       (6,150,119)       (92,106,043)             (12,081,436)      (168,996,210)
                                   ---------------    ---------------          ---------------    ---------------
    Net increase (decrease)             16,743,464    $   252,956,115               (2,112,054)   $   (27,867,228)
                                   ===============    ===============          ===============    ===============

Class I shares
                                        YEAR ENDED SEPTEMBER 30, 2001               YEAR ENDED SEPTEMBER 30, 2000
                                   ----------------------------------          ----------------------------------
                                            SHARES             AMOUNT                   SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                             11,968,594    $   178,360,474                1,895,714    $    26,863,733
Shares issued to shareholders in
  reinvestment of distributions            465,805          6,959,350                  342,694          4,796,606
Shares reacquired                       (1,209,466)       (18,070,940)              (2,165,175)       (30,358,835)
                                   ---------------    ---------------          ---------------    ---------------
    Net increase                        11,224,933    $   167,248,884                   73,233    $     1,301,504
                                   ===============    ===============          ===============    ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $67,929 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.08% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                            DATE OF             PRINCIPAL
DESCRIPTION                                             ACQUISITION                AMOUNT             COST            VALUE
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., 8.481s, 2022      June 1994             5,410,000       $4,212,463       $5,689,587

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Total Return Fund (one of the series comprising MFS Series Trust V) (the "Trust"), including the portfolio of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 8, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

THE FUND HAS DESIGNATED $132,651,830 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED SEPTEMBER 30, 2001.

FOR THE YEAR ENDED SEPTEMBER 30, 2001 THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 22.87%.

MFS(R) TOTAL RETURN FUND

TRUSTEES                                      ASSISTANT TREASURERS
John W. Ballen* - President,                  Mark E. Bradley*
MFS Investment Management                     Robert R. Flaherty*
                                              Ellen Moynihan*
William R. Gutow+ - Private Investor and
Real Estate Consultant; Vice Chairman,        SECRETARY
Entertainment Management Company              Stephen E. Cavan*
(video franchise)
                                              ASSISTANT SECRETARY
J. Atwood Ives+ - Private Investor            James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner, Hemenway       CUSTODIAN
& Barnes (attorneys)                          State Street Bank and Trust Company

William J. Poorvu+ - Adjunct Professor,       AUDITORS
Harvard University Graduate School of         Deloitte & Touche LLP
Business Administration
                                              INVESTOR INFORMATION
Charles W. Schmidt+ - Private Investor        For information on MFS mutual funds, call
                                              your investment professional or, for an
Arnold D. Scott* - Senior Executive           information kit, call toll free: 1-800-637-2929
Vice President and Director                   any business day from 9 a.m. to 5 p.m.
MFS Investment Management                     Eastern time (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief       INVESTOR SERVICE
Executive Officer, MFS Investment             MFS Service Center, Inc.
Management                                    P.O. Box 2281
                                              Boston, MA 02107-9906
Elaine R. Smith+ - Independent Consultant
                                              For general information, call toll free:
David B. Stone+ - Chairman Emeritus and       1-800-225-2606 any business day from
Director, North American Management Corp.     8 a.m. to 8 p.m. Eastern time.
(investment adviser)
                                              For service to speech- or hearing-impaired
INVESTMENT ADVISER                            individuals, call toll free: 1-800-637-6576 any
Massachusetts Financial Services Company      business day from 9 a.m. to 5 p.m. Eastern
500 Boylston Street                           time. (To use this service, your phone must be
Boston, MA 02116-3741                         equipped with a Telecommunications Device for
                                              the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                   For share prices, account balances, exchanges,
500 Boylston Street                           or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                         1-800-MFS-TALK (1-800-637-8255)
                                              anytime from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                            WORLD WIDE WEB
                                              www.mfs.com
LEAD PORTFOLIO MANAGER
David M. Calabro*

TREASURER
James O. Yost*

*MFS Investment Management
+Independent Trustee

MFS(R) Total Return Fund                                        -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                  U.S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                 MTR-2 11/01 350M 15/215/315/815